Service and other revenue	12 Months Ended
Dec. 31, 2013
Service And Other Revenue [Abstract]
Service And Other Revenue Disclosure [Text Block]
22.	Service and other revenue:

Service and other revenue for the year ended December 31, 2013 consisted of a one-time license revenue of $nil (year ended December 31, 2012 - $ 7,923; nine months ended December 31, 2011 - $nil) for the transfer of proprietary know-how, other fee payments of $1,484 (year ended December 31, 2012 - $1,414; nine months ended December 31, 2011 - $nil), and service revenue of $14,547 (year ended December 31, 2012 - $13,907; nine months ended December 31, 2011 - $10,181) under existing development agreements was recognized as the Company achieved and delivered certain milestones. All costs associated with the development agreements were recorded as research and development expenses in the period incurred.

During the year ended December 31, 2012, the Company entered into an agreement with an original equipment manufacturer (“OEM”) to co-develop natural gas technology for off-road equipment, including mining trucks and locomotives. Under the agreement, the Company provided its proprietary know-how related to the high pressure direct injection (“HPDI”) technology by granting a non-exclusive license to the OEM. The Company will also provide ongoing development services to the OEM to assist with the development and commercialization of products. These are considered to be multiple deliverables arrangements and the Company has determined that the license and the development services are separate units of accounting.